Exhibit 10.1
CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT
          This CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 19, 2006, and is by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually as sole Lender and as Agent for the Lenders (“Agent”), ODYSSEY HEALTHCARE OPERATING A, LP, a Delaware limited partnership (“OpCoA”), ODYSSEY HEALTHCARE OPERATING B, LP, a Delaware limited partnership (“OpCoB”), HOSPICE OF THE PALM COAST, INC., a Florida not for profit corporation (“Palm Coast”; OpCoA, OpCoB and Palm Coast being referred to together as the “Borrowers” and each individually as a “Borrower”), and the other Credit Parties signatory hereto.
W I T N E S S E T H:
          WHEREAS, pursuant to that certain Credit Agreement dated as of May 14, 2004, by and among Agent, the Lenders from time to time party thereto (“Lenders”), Borrowers and the other Credit Parties signatory from time to time thereto (as amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers;
          WHEREAS, Borrowers have advised Agent and Lenders that OpCoB desires to form three new wholly-owned subsidiaries, Odyssey HealthCare of Manatee County, Inc., a Delaware corporation (“Odyssey Manatee County”), Odyssey HealthCare of Collier County, Inc., a Delaware corporation (“Odyssey Collier County”), and Odyssey HealthCare of Northwest Florida, Inc. (“Odyssey Northwest Florida”, and together with Odyssey Manatee County and Odyssey Collier County, the “New Subsidiaries”); and
          WHEREAS, Borrowers desire that Agent and Lenders (i) consent to the formation of the New Subsidiaries and (ii) amend the Credit Agreement in certain respects;
          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Consent. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 5 below, Agent and Lenders hereby consent to the formation of the New Subsidiaries. The foregoing consent is a limited consent, which shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.
          2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is amended as follows:

          (a) Section 5 of Credit Agreement shall be amended by adding a new Section 5.12 at the end thereof as follows:
          5.12 Non-Guarantor Subsidiaries.
     Upon Agent’s request at any time either after the occurrence and during the continuance of an Event of Default or during such time that the outstanding principal amount of the aggregate Revolving Loan and Swing Line Loans exceeds $5,000,000, each Credit Party shall cause the Non-Guarantor Subsidiaries to execute a Guaranty, in form and substance reasonably satisfactory to Agent and shall cause a first priority perfected Lien (subject to Permitted Encumbrances) to be granted in favor of Agent in all the assets and Stock of the Non-Guarantor Subsidiaries, and Credit Parties and the Non-Guarantor Subsidiaries shall execute such documents and take such actions as may be reasonably required by Agent in connection therewith. For avoidance of doubt, the Credit Parties shall continue to be obligated to cause the Non-Guarantor Subsidiaries to provide a Guaranty and grant the Liens described in the immediately preceding sentence notwithstanding the cure or waiver of the applicable Event of Default or the outstanding principal amount of the aggregate Revolving Loan and Swing Line Loans ceasing to exceed $5,000,000, as applicable, at any time after the date Agent requested the delivery of such Guaranty and the granting of such Liens in accordance with this Section 5.12.
          (b) Clause (a) of Section 6.1 of Credit Agreement shall be amended and restated in its entirety as follows:
     (a) form any Subsidiary other than any of the Non-Guarantor Subsidiaries or acquire any Subsidiary,
          (c) Clause (b) of Section 6.2 of Credit Agreement shall be amended and restated in its entirety as follows:
     (b) each Credit Party may make and maintain investments in any other Credit Party; provided, that, (i) the aggregate amount of investments made by Credit Parties (other than any Non-Guarantor Subsidiary) in Odyssey Fort Worth and Odyssey Detroit shall not exceed $8,000,000 and (ii) the aggregate amount of investments made by Credit Parties (other than any Non-Guarantor Subsidiary) in all Non-Guarantor Subsidiaries (excluding Odyssey Fort Worth and Odyssey Detroit) shall not exceed $20,000,000;
          (d) Clause (v) of Section 6.3 of Credit Agreement shall be amended and restated in its entirety as follows:
     (v) (i) Indebtedness consisting of intercompany loans and advances made by any Credit Party (other than the Non-Guarantor Subsidiaries) to any other Credit Party, including, without limitation, intercompany loans and advances evidenced by the promissory notes listed on Disclosure Schedule 6.3 hereto (collectively, the “Intercompany Notes”); provided, that, Credit Parties shall not make intercompany loans or advances to the Non-Guarantor Subsidiaries in excess of the respective amounts permitted under Section 6.2(b) less the amount of any other investments made under Section 6.2(b) and (ii) Subordinated Indebtedness consisting of intercompany loans and advances made by any Non-Guarantor Subsidiary to any other Credit Party,
          (e) The following new defined terms are hereby added to Annex A to the Credit Agreement in their respective alphabetical order:
     “Non-Guarantor Subsidiaries” means Odyssey Fort Worth, Odyssey Detroit, Odyssey Manatee County, Odyssey Collier County, Odyssey Northwest Florida and any other Subsidiary that was formed for a purpose other than to acquire any of the stock or assets of a Target.
     “Odyssey Manatee County” means Odyssey HealthCare of Manatee County, Inc., a Delaware corporation.
     “Odyssey Collier County “ means Odyssey HealthCare of Collier County, Inc., a Delaware corporation.
     “Odyssey Northwest Florida” means Odyssey HealthCare of Northwest Florida, Inc., a Delaware corporation.
          3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent:
          (a) Agent shall have received this Amendment executed by Borrowers and the Requisite Lenders; and
          (b) No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.
          4. References; Effectiveness. Agent, Lenders and Borrowers hereby agree that, upon the effectiveness of this Amendment, all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as modified by this Amendment.
          5. Representations and Warranties. To induce Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Lenders that:
          (a) All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

          (b) This Amendment constitutes the legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms;
          (c) There is no Default or Event of Default in existence and none would result from the consummation of the transactions described in, and the subject of, this Amendment; and
          (d) The execution and delivery by each Borrower of this Amendment does not require the consent or approval of any person or entity, except such consents and approvals as have been obtained.
          6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
          7. Continued Effectiveness. Except as modified hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms and each such Loan Document is hereby ratified in all respects.
[Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and sole Lender

By:	/s/ John Dale

Name: John Dale
Title: Duly Authorized Signatory

BORROWERS:

ODYSSEY HEALTHCARE OPERATING A, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ Douglas B. Cannon

Name: Douglas B. Cannon
Title: Senior Vice President and Chief
Financial Officer

ODYSSEY HEALTHCARE OPERATING B, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ Douglas B. Cannon

Name: Douglas B. Cannon
Title: Senior Vice President and Chief Financial Officer

HOSPICE OF THE PALM COAST, INC.

	By:	/s/ Douglas B. Cannon

Name: Douglas B. Cannon
Title: Senior Vice President and Chief
Financial Officer
Signature Page to Consent and Amendment No. 4

CREDIT PARTIES:

ODYSSEY HEALTHCARE, INC.

By:	/s/ Douglas B. Cannon

Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE HOLDING COMPANY

By:	/s/ Douglas B. Cannon

Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE GP, LLC

By:	/s/ Douglas B. Cannon

Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE LP, LLC

By:	/s/ Jean M. Hunn

Its:	Manager
Title

ODYSSEY HEALTHCARE MANAGEMENT LP
By:	Odyssey Healthcare GP, LLC
Its:	General Partner

By:	/s/ Douglas B. Cannon

Its:	Manager
Title

Signature Page to Consent and Amendment No. 4